UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            SUNAIR ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                January 29, 2001

TO THE STOCKHOLDERS OF SUNAIR ELECTRONICS, INC.:

         The 2000 Annual Meeting of Stockholders of SUNAIR ELECTRONICS, INC. will be held at the offices of the company, 3101 S.W. Third Avenue, Fort Lauderdale, Florida on Monday, January 29, 2001 at 10:00 A.M. for the following purposes:

         1.  To authorize Board membership of up to five (5) Directors;

         2.  To elect four (4) Directors;

         3. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on December 4, 2000 will be entitled to vote at the meeting or any adjournment thereof.

         We hope you will be able to attend this meeting in person; however, if this is impossible, please promptly sign, date and return the enclosed proxy card regardless of the number of shares you hold so that your shares will be represented at this meeting.

                                             By Order of the Board of Directors

Fort Lauderdale, Florida
December 28, 2000

                            SUNAIR ELECTRONICS, INC.
                             3101 S.W. Third Avenue
                         Fort Lauderdale, Florida 33315

                Approximate date of mailing is December 28, 2000

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SUNAIR ELECTRONICS, INC. (the "Corporation"), of proxies to be used at the Annual Meeting of Stockholders of the Corporation, to be held on Monday, January 29, 2001 at 10:00 A.M., in the offices of the Corporation at 3101 S.W. Third Avenue, Fort Lauderdale, Florida, 33315, for the purposes set forth in the foregoing Notice.

         As of the record date, December 4, 2000, there were issued and outstanding 3,692,570 shares of common stock. Only stockholders of record as of the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting. Every stockholder will be entitled to vote in person or by proxy for each share of stock standing in the holder's name on the books of the Corporation as of such record date.

         This proxy material was first mailed to stockholders on or about December 28, 2000 together with a copy of the Annual Report of the Corporation for the fiscal year ended September 30, 2000. The Corporation will file with the Securities and Exchange Commission a report on Form 10-KSB for such fiscal year, a copy of which (including financial statements and schedules thereto) will be provided without charge to any stockholder upon written request, addressed to the Secretary of the Corporation at the address above. If a shareholder requests copies of any exhibits of such Form 10-KSB filing, the Corporation may require the payment of a fee covering its reasonable expenses in furnishing such exhibits. No material contained in either the Annual Report being mailed to all stockholders or the report on Form 10-KSB is to be regarded as proxy soliciting material.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following information is given with respect to any person who to the knowledge of the Corporation owns beneficially more than 5% of any class of voting securities of the Corporation outstanding on the most recent record date, and with respect to ownership of such securities by the Corporation's officers and directors.

         Based solely upon a review of information furnished to the registrant during the most recent fiscal year, including written representations, no director, officer or beneficial owner of more than 10% of the company's common stock failed to file on a timely basis reports required by Section 16(A) of the Exchange Act during fiscal year 2000.

(A)  Security  Ownership of Certain Beneficial Owners.

         Title                Name and Address                    Amount and Nature               Percent
       of Class             of  Beneficial Owner               of Beneficial Ownership         of Class (1)
       --------             --------------------               -----------------------         ------------
      Common               Shirley Uricho                             *2,272,900                  61.55%
                           Corporate Secretary
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

(B)  Security Ownership of Directors and Officers

         Title                Name and Address                    Amount and Nature               Percent
       of Class              of Beneficial Owner               of Beneficial Ownership         of Class (1)
       --------              -------------------               -----------------------         ------------

      Common               Shirley Uricho                             *2,272,900                  61.55%
                           Corporate Secretary
                           3101 S.W. 3rd Avenue
                           Fort Lauderdale, FL

      Common               All Other                                       2,281                    **
                           Officers and Directors

      Common               All Officers and Directors                  2,275,181                  61.62%
                           As a group (6)


* Includes 278,900 shares held by the University of Florida Foundation, Inc. as Trustee of a Charitable Remainder Unitrust of which Mrs. Uricho is the income beneficiary.

** Less than 1%.

(1)  Based upon 3,692,570 shares outstanding at December 4, 2000.

While the Corporation has 500,000 authorized shares of preferred stock, no par value, none have been issued. The only stock outstanding is 10 cents par value Common Stock.

                            THE ELECTION OF DIRECTORS

         It is intended that persons named in the proxy, unless otherwise indicated, will vote to authorize up to five (5) members of the Board of Directors, (three (3) directors were elected at the last stockholders meeting) and to vote for the election of the four (4) nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         Each nominee has consented to serve for the next ensuing year, or until his successor is elected and qualified. However, if any nominees for any reason presently unknown will be unable to serve, the valid proxy will be voted for the remaining nominees and will be voted by the proxy holders in their discretion for the election of substitute nominees.

         Messrs. Anderson and Arata were elected to their present terms of office at the last Annual Meeting of Stockholders. Mr. Laurent was appointed to the Board at a special meeting of Directors held on December 1, 2000 to fill the vacancy created by the death of Mr. Uricho.

         The following information with respect to the principal occupation or employment by the Corporation, or other organization in which such occupation or employment is carried on, and to other affiliations, directorships and beneficial ownership of shares of common stock of the Corporation at December 4, 2000 has been furnished to the Corporation by the respective nominees for directors.

Earl M.  Anderson,  Jr.  has been a  director  of the  Corporation  since  1969.
      Mr. Anderson is an independent management consultant and has been so engaged since 1964. Until recently, he had served as a director and President of Distinctive Devices, Inc. ("DDI") for more than five years. He continues to serve as Vice-President and a director of DDI, a development stage company. DDI intends to provide broadband wireless connectivity for internet, data and telecommunication services.
      Age: 75
      SUNAIR SHARES OWNED: 776 common shares
      Member of Audit Committee

George F. Arata,  Jr. has been a director of the  Corporation  since 1995.
      Mr. Arata held, prior to his retirement in 1991, executive positions, including President and director, with Southeast Banks in various locations in South Florida.
      Age: 71
      SUNAIR SHARES OWNED: 500 common shares.
      Member of Audit Committee

James E. Laurent, was designated President of the Corporation on October 1,
      2000, and Chief Executive Officer on December 1, 2000. Mr. Laurent previously served as Vice-President of Marketing for the Corporation beginning in 1988. After retirement from the United States Air Force in 1978 he held management positions for sales and marketing in the communications-electronics field for international and U.S. government and military market segments.
      Age: 64
      SUNAIR SHARES OWNED: 1005 Common Shares

Shirley  Uricho,  has held the office of Corporate  Secretary  since 1998.
      Mrs. Uricho is the widow of Mr. Robert Uricho, Jr. (who held the position of Chairman and CEO until his death on November 29, 2000).and was acting Secretary from 1992 until 1997. Mrs. Uricho has been an employee of the Company since 1959 and has held several positions prior to her appointment as Secretary.
      Age: 67 SUNAIR SHARES OWNED: 2,272,900 common shares representing 61.55% of the issued and outstanding common stock of the Corporation, including 278,900 shares held by the University of Florida as Trustee of a Charitable Remainder Unitrust of which Mrs. Uricho is the income beneficiary.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board

         The following is the sole functioning committee of the Board of Directors and its membership and principal responsibilities are described below:

Audit Committee

         Members: Messrs.  Anderson and Arata

         The Corporation's Common Stock is listed on the American Stock Exchange ("AMEX"). On December 14, 1999 the Securities and Exchange Commission ("SEC") approved amendments to AMEX's Independent Director and Audit Committee Listing Standards. The amendments included a requirement that listed companies adopt a formal Audit Committee Charter by June 14, 2000. The Corporation adopted such charter as follows:

                             Audit Committee Charter
                          Adopted by Board of Directors
                                  May 30, 2000

Organization: There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy: The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities: In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

         Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         Provide sufficient opportunity for the independent auditors to meet the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         Review accounting and financial human resources and succession planning within the company.

         Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting, with the Board of Directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         The Corporation believes that the members of its Audit Committee are qualified to serve as such pursuant to such standards and that it is in compliance with other provisions of the approved amendments.

                             DIRECTORS' COMPENSATION

         Directors who are not full-time employees of the Company are paid an annual retainer of $5,000 and an attendance fee of $1,000 for each meeting of Sunair's Board, plus travel expenses incurred in connection therewith. The Audit Committee consists of two non-management Board members, who are paid $1,000 each for a committee meeting. Directors who are full-time employees of the Company are not paid any fees or additional remuneration for services as members of the Board or any committee thereof.

                   ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         During the 2000 fiscal year, the Board held six meetings and the Audit Committee held one meeting. Attendance at such meetings was 100%.

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

         The deadline by which stockholder proposals must be submitted for consideration at the January, 2002 Annual Meeting of Stockholders is September 1, 2001, under the rules of the Securities and Exchange Commission.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS
                           Summary Compensation Table

                                  Annual Compensation                          Long Term Compensation
                        ---------------------------------------------------------------------------------------------
                                                                    Awards                 Payouts
                                                                  ----------               -------
Name and                Fiscal                    Other Annual    Restricted    Options/    LTIP       All Other
Principal Position      Year    Salary    Bonus   Compensation    Stock Awards   SARs      Payments    Compensation
                        ---------------------------------------------------------------------------------------------
Robert Uricho, Jr.      2000   $175,000   None        None           None         None       None         None
Chairman, President     1999   $175,000   None        None           None         None       None         None
Chief Executive Officer 1998   $175,000   None        None           None         None       None         None

Compensation Report

Executive Officer Compensation. The philosophy of the Company's compensation program is to offer competitive opportunities for all executive employees which are based on the individual's personal performance and contribution to the Company's success. Base salary is determined by the skills and expertise required for a specific executive's job and by the performance of the executive in that job. Base salary is established annually in large measure by comparison to the compensation paid to persons holding comparable positions in similar or related industries and by general compensation levels in the local markets. Executive compensation is not specifically related to the Company's performance.

Stock Options. The Company has a non-qualified stock option plan for key employees and has reserved 400,000 shares of the Company's common stock for future issuance under the plan at an exercise price to be determined at time of grant. All stock options granted previously have expired or been cancelled and no stock options were outstanding at September 30, 2000.

                             INDEPENDENT ACCOUNTANTS

The firm of Puritz and Weintraub was designated by the Board of Directors to audit the financial statements for the Company and its subsidiary for the fiscal year ended September 30, 2000. The firm has been the Company's independent accountant since 1988 and is considered to be well qualified.

         Representatives of Puritz and Weintraub are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 PROXY-EXPENSES

         The enclosed Proxy is solicited by the Board of Directors.

         If the enclosed form of Proxy is executed and returned, it will be voted in accordance with the indicated preference. If not otherwise specified, it will be voted in favor of all propositions set forth in the Notice of Annual Meeting. It may, nevertheless, be revoked at any time prior to exercise.

         The expenses in connection with this solicitation of proxies, including the cost of preparing, assembling and mailing, will be paid by the Corporation. In addition to the solicitation of proxies by the use of mails, it is possible that proxies may be solicited by certain directors, officers and employees personally or by telephone. In such event, such directors, officers or employees will receive no additional remuneration therefor.

                                  OTHER MATTERS

         Management is unaware of any other business to be presented for consideration at the meeting of the stockholders. If, however, other business should properly come before the meeting, the proxies will be voted in accordance with the best judgement of the proxy holders.

Dated:   December 28, 2000
         Fort Lauderdale, Florida

PROXY

The undersigned, revoking previous proxies for such stock, hereby appoints SHIRLEY URICHO, AND S. B. DURHAM, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as designated below, all of the shares of common stock of SUNAIR ELECTRONICS, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, January 29, 2001 at 10:00 A.M., and at any adjournment thereof.

1.    To authorize Board membership of up to five (5) Directors

               [ ] FOR           [ ] AGAINST              [ ] ABSTAIN

2.    Nominees for four (4) Directors are: Mr. Earl M. Anderson, Jr.,
      Mr. George F. Arata, Jr., Mr. James E. Laurent, and Mrs. Shirley Uricho.

          [ ] VOTE FOR ALL NOMINEES LISTED ABOVE EXCEPT VOTE WITHHELD FROM FOLLOWING NOMINEES (if any)
                                          --------------------------------------

               -----------------------------------------------------------------

          [ ]  WITHHOLD VOTE FROM ALL NOMINEES.

3.  To transact such other business as may properly come before the meeting.



                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN FAVOR OF THE ABOVE NOMINEES AND PROPOSITIONS IF NOT INSTRUCTIONS THEREOF ARE INDICATED.

                        Dated this ___________ day of _______________, 200______
                        ________________________________________________________
                        ________________________________________________________

                        (Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or a corporation, title and capacity should be stated. If shares are held jointly, each holder should sign.)
                        PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.